NET SALES (Details) - BRL (R$) R$ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Gross sales	R$ 47,601,020	R$ 59,550,424	R$ 48,479,827
Sales deductions
Returns and cancelations	(155,950)	(91,291)	(69,764)
Discounts and rebates	(5,526,032)	(7,459,520)	(5,717,412)
Total	41,919,038	51,999,613	42,692,651
Taxes on sales	(2,163,463)	(2,168,667)	(1,727,220)
Net sales	R$ 39,755,575	R$ 49,830,946	R$ 40,965,431